UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2013

ANGSTRON HOLDINGS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-1380412	20-5308449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Colorado Blvd., Suite 888 Pasadena, CA 91101
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(626) 683-9120

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrant’s Certifying Accountant

Effective as of August 12, 2013, Angstron Holdings Corporation (the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm.  The dismissal of MaloneBailey was approved by the Company’s board of directors (“Board”).

Malone Bailey had been the Company’s independent auditor since March 26, 2009.  The reports of MaloneBailey on the financial statements of the Company for the fiscal years ended December 31, 2012 and 2011, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph with respect to the Company’s ability, in light of its lack of revenues and history of losses, to continue as a going concern.

During the years ended December 31, 2012 and 2011, and through August 12, 2013, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter thereof in connection with its reports for such years; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey with a copy of the disclosures it is making in this Current Report on Form 8-K and requested from MaloneBailey a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures.  A copy of MaloneBailey’s letter dated August 15, 2013 is filed herewith as Exhibit 16.1.

Contemporaneous with the determination to dismiss MaloneBailey, the Company engaged KLJ & Associates, LLP (“KLJ & Associates”) as the Company’s independent registered public accounting firm for the year ending December 31, 2013, also to be effective immediately, and include the review of the Company’s fiscal quarters ended June 30, 2013 and September 30, 2013.

During the years ended December 31, 2012 and 2011, and through August 12, 2013, neither the Company nor anyone on its behalf has previously consulted with KLJ & Associates regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that KLJ & Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v)) of Regulation S-K).

Item 8.01

Other Events.

On August 16, 2013, the Company received notice from FINRA that the change of the Company’s name to “Angstron Holdings Corporation,” and the change of the Company’s trading symbol to “ANGP,” would become effective in the market as of August 19, 2013.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from MaloneBailey to the Securities and Exchange Commission dated August 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2013

ANGSTRON HOLDINGS CORPORATION

By:  /s/ Jianguo Xu

Name: Jianguo Xu

Title: Chief Executive Officer